UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2005
LEXAR MEDIA, INC.

(Exact name of the Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-31103	33-0723123

(Commission File Number)	(IRS Employer Identification No.)

47300 Bayside Parkway, Fremont, California	94538

(Address of principal executive offices)	(Zip Code)
(510) 413-1200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 25, 2005, Lexar entered into a License and Strategic Alliance Agreement (the “Agreement”) with Samsung Electronics Co., Ltd. (“Samsung”) pursuant to which Lexar and Samsung agreed to extend and renew the Purchase and Supply Agreement between the parties dated March 29, 2001 (the “Original Supply Agreement”), the Patent License Agreement between the parties dated March 23, 2002 (the “Original License Agreement”) and the Sales Contract between Lexar and Samsung Semiconductor, Inc. dated June 1, 2001 (the “Original Sales Contract”).
The Original Supply Agreement and Original Sales Contract were set to expire on March 29, 2006. The new Agreement extends each of the Supply Agreement and the Original Sales Contract for an additional five year term, expiring March 22, 2011. The Agreement also expands the range of products that Lexar can purchase from Samsung under the Original Purchase Agreement and improves the overall purchase terms for Lexar.
The new Agreement also extends the Original License Agreement to March 22, 2011 and significantly expands the scope of the Original License Agreement to cover Samsung products not previously included in Lexar’s original license grant to Samsung. Lexar will receive significant license payments during the fourth quarter of 2005 and the first quarter of 2006 for the additional license rights granted to Samsung through the remaining term of the existing license agreement. As these payments relate to additional rights granted during the term of the original license agreement, these payments will not recur after the first quarter of 2006. Because of the structure of the agreement, we do not expect to recognize revenue on these payments in those quarters, and such payments will be added to our deferred license revenue balance.
Item 7.01 Regulation FD Disclosure.
A press release dated October 27, 2005, discussing the Agreement is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act. The information in this Item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit	Description
99.1	Press Release issued by Lexar Media, Inc. on October 27, 2005

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAR MEDIA, INC.
Date: October 31, 2005	By:	/s/ Eric B. Stang
Eric B. Stang
President and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Press Release issued by Lexar Media, Inc. on October 27, 2005